Southwest IDEAS 2014 Investor Conference November 19, 2014

Company Highlights and Strategy Jack Griffin, Chief Executive Officer 2

Cautionary Statement Regarding Forward-Looking Statements The statements contained in this presentation include certain forward-looking statements that are based largely on our current expectations and reflect various estimates and assumptions by us. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward- looking statements. Such risks, trends and uncertainties, which in some instances are beyond our control, are described under the heading “Risk Factors” in Tribune Publishing Company’s filings with the Securities and Exchange Commission, and include:  competition and other economic conditions including fragmentation of the media landscape and competition from other media alternatives;  changes in advertising demand, circulation levels and audience shares;  our ability to develop and grow our online businesses;  our reliance on revenue from printing and distributing third-party publications;  changes in newsprint prices;  macroeconomic trends and conditions;  our reliance on third party vendors for various services;  our ability to adapt to technological changes;  adverse results from litigation, governmental investigations or tax-related proceedings or audits;  our ability to realize benefits or synergies from acquisitions or divestitures or to operate our businesses effectively following acquisitions or divestitures;  our ability to attract and retain employees;  our ability to satisfy pension and other postretirement employee benefit obligations;  changes in accounting standards;  the effect of labor strikes, lock-outs and labor negotiations;  regulatory and judicial rulings;  our indebtedness and ability to comply with covenants applicable to our debt financing;  our adoption of fresh-start reporting which has caused our combined financial statements for periods subsequent to December 31, 2012 to not be comparable to prior periods;  our ability to satisfy future capital and liquidity requirements; and  our ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms. The words “believe,” “expect,” “anticipate,” “estimate,” “could,” “should,” “intend,” “may,” “plan,” “seek” and similar expressions generally identify forward-looking statements. Whether or not any such forward-looking statements are in fact achieved will depend on future events, some of which are beyond our control. You are cautioned not to place undue reliance on such forward- looking statements, which are being made as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 3

Non-GAAP Financial Measures To provide investors with additional information regarding Tribune Publishing Company‘s (“Tribune Publishing” or “Company”) financial results, this presentation includes references to Adjusted EBITDA, Pro forma Adjusted EBITDA and Pro forma Adjusted EBITDA less interest, taxes and capital expenditures (capex). These measures are not presented in accordance with generally accepted accounting principles in the United States (GAAP), and Tribune Publishing’s use of these terms may vary from that of others in the Company’s industry. These measures should not be considered as an alternative to net income (loss), operating profit, revenues or any other performance measures derived in accordance with GAAP as measures of operating performance or liquidity. Further information regarding the Company’s presentation of these measures, including a reconciliation to net income, the most directly comparable GAAP financial measure, is included in this presentation. Adjusted EBITDA Adjusted EBITDA is defined as net income before income taxes, interest income, interest expense, depreciation and amortization, income and losses from equity investments, corporate management fee from Tribune Media Company (“Tribune Media”), pension credits, stock-based compensation, certain unusual and non- recurring items (including spin-related costs) and reorganization items. The Company's management uses Adjusted EBITDA (a) as a measure of operating performance; (b) for planning and forecasting in future periods; and (c) in communications with the Company’s Board of Directors concerning the Company’s financial performance. Management believes the presentation of Adjusted EBITDA enhances investors’ overall understanding of the financial performance of the Company’s business as a stand- alone company. In addition, Adjusted EBITDA, or a similarly calculated measure, is used as the basis for certain financial maintenance covenants that the Company is subject to in connection with certain credit facilities. Since not all companies use identical calculations, the Company's presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies and should not be used by investors as a substitute or alternative to net income or any measure of financial performance calculated and presented in accordance with GAAP. Instead, management believes Adjusted EBITDA should be used to supplement the Company’s financial measures derived in accordance with GAAP to provide a more complete understanding of the trends affecting the business. Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for, or more meaningful than, amounts determined in accordance with GAAP. Some of the limitations to using non-GAAP measures as an analytical tool are: they do not reflect the Company’s interest income and expense, or the requirements necessary to service interest or principal payments on the Company’s debt; they do not reflect future requirements for capital expenditures or contractual commitments; and although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and non-GAAP measures do not reflect any cash requirements for such replacements. Pro forma Adjusted EBITDA Pro forma Adjusted EBITDA is defined as Adjusted EBITDA after taking into consideration rental expenses and public company costs expected to be incurred post-spin, and reductions for partial economics on reasonable-case modified affiliate agreements for digital products, including CareerBuilder.com and Cars.com. Management believes the presentation of Pro forma Adjusted EBITDA enhances investors’ overall understanding of the financial performance of the Company’s business as a stand- alone company and includes elements used as the basis for forecasting going forward. Management believes this measure improves the understanding and comparability of future results by providing quantitative estimates for historical periods presented. Pro forma Adjusted EBITDA, less interest, taxes and capital expenditures (capex) Pro forma Adjusted EBITDA less interest, taxes and capex is defined as Pro forma Adjusted EBITDA less an estimated interest amount, less estimated taxes and less an estimated run-rate capex. Management believes the presentation of Pro forma Adjusted EBITDA less interest, taxes and capex enhances investors’ overall understanding of the financial performance of the Company’s business as a stand-alone company and includes elements used as the basis for forecasting going forward. Management believes this measure improves the understanding and comparability of future results by providing quantitative estimates for historical periods presented. 4

Major Titles Select Publications Other Key Assets: Premier “Blue-Chip” Media Assets (33%) 5

Leading, Iconic Brands with Deep, Local Market Research

Market	DMA Rank[3]	Iconic Brands	Circulation (000s)[1]		Print Local Market Leadership	Digital (mm)[2]		Digital Local Market Leadership
			Daily	Sunday		Unique Visitors	Page Views	
Los Angeles, CA	2	LA Times	691	966	#1	39	186	#1
Chicago, IL	3	Chicago Tribune	456	769	#1	16	109	#1
South Florida	16	SunSentinel	147	203	#1	4	37	#1
Orlando, FL	18	Orlando Sentinel	149	247	#1	5	40	#1
Baltimore, MD	26	The Baltimore Sun	150	276	#1	5	33	#1
Annapolis, MD	26	Capital Gazette	28	33	#2	*	*	NA
Carroll County, MD	26	Carroll County Times	19	22	#3	*	*	NA
Hartford, CT	30	Hartford Courant	124	179	#1	2	28	#1
Newport News, VA	42	Daily Press	50	86	#2	1	6	#1
Allentown, PA[4]	55	The Morning Call	68	111	#3	2	14	#5

Ranked #1 amongst local print and digital competition in the majority of our markets (per Kantar Media/TNS)

* Less than one million.

Note: Circulation and digital traffic statistics may include minimal duplication among the media properties.

[1] Alliance for Audited Media; Includes print and digital circulation; Total circulation is average for twelve months ended September 30, 2014; DMA net combined audience except for *Sun Sentinel* which is NDM net combined audience

[2] Average over the nine months ended September 28, 2014. Digital audience is based on Tribune Publishing's internal metrics.

[3] Nielsen estimates as of September 2014.

[4] *The Morning Call* focuses on the Lehigh Valley region within the Philadelphia DMA (#4); Ranks 3rd and 5th for print and digital local market leadership in the Philadelphia DMA respectively

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Strong Cash Flow & Conservative Capital Structure Deep & Experienced Management Team Deep Multi-Platform Audience Engagement Compelling Suite of Advertising Solutions Trusted, Award-Winning Premium Content Key Investment Highlights 7 Diverse Portfolio of Iconic Brands and Products Leader in Multimedia Local News & Information

Our 7 Strategic Principles Build On Our Leading Local Market Presence Strategically Manage Our Core Print Business Accelerate Innovation and the Digital Transition Monetize Our Consumer Content On Digital Platforms Continue Successful Revenue Diversification Leverage Operating Platform for Opportunistic Consolidation Maintain Disciplined Cost Management and Financial Policies 8 1 2 3 4 5 6 7

Our First 90 Days  Five-Year Affiliate Agreement with Cars.com  Acquisition of Suburban Chicago Titles  Secured Long Term Agreement with the Chicago Sun-Times  First Quarterly Dividend Declared - 17.5¢ per share  Key Leadership Appointments, primarily replacements 9

10 Trusted, Award-Winning Premium Content Our content makes us the local print and digital leader in the communities we serve  Our readers care about their communities and trust our content  Our publishing brands stand for integrity and authority in their markets  Average publishing history of over 150 years  A tradition of journalistic excellence: 88 total Pulitzer Prizes, 27 since 2000 2013 Pulitzer Prize, Staff Public Service The Sun Sentinel was awarded the prestigious Pulitzer Prize Gold Medal for public service journalism for its investigation of off-duty police officers endangering the lives of citizens by speeding.

M&A “Bolt-On” Strategy In Chicago, we acquired six daily, 32 weekly suburban titles from Chicago Sun-Times In Hartford, we acquired Reminder Media, publisher of 15 free weekly titles in Connecticut In Baltimore, we acquired Capital- Gazette and Carroll County Times & Baltimore City Paper 11

Print + Digital Penetration By Market 12 Source: Scarborough 2014 Baltimore and Chicago markets with and without acquisition penetration 44% 40% 65% 50% 51% 55% 59% 30% 49% 44% Allentown Morning Call Baltimore Sun+ Chicago Tribune+ Daily Press Hartford Courant Los Angeles Times Orlando Sentinel Sun Sentinel

Our Digital Growth Initiatives

1. Leverage NGUX: users, engagement & ad revenue
2. Aggressively grow our digital subscription base
3. Grow our digital marketing services businesses
4. Accelerate video production & monetization
5. Optimize our content & products for mobile
6. Grow our Hispanic businesses & platforms
7. Expand our verticals, e.g. ForSaleByOwner, HomeFinder

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Growing Digital Consumer Revenue ALL-ACCESS MODEL #1 Print Platforms Award-winning NGUX Mobile & Apps 14

Our Paid Consumer Digital Strategy 15 App model: Countdown and then in-app purchase offer of all-access or app only NGUX model: Based on freemium idea. All the breaking news you can read, but premium stories are labeled.

2014: A Year of Building and Transition 16 Award-winning NGUX Mobile & Apps

2014: Scaling NGUX across TPUB 17

Financial Profile John Bode, Chief Financial Officer 18

Example: Digital Vertical 19 Sources: Information from ForSaleByOwner.com Consumer Sentiment Survey, September 2014 and unique visitors based on September 2014 ComScore.  Properties sold by owner represent 17% of all U.S. home sales  FSBO.com is a leading ‘For Sale by Owner’ website  Revenues of $11 million in 2013  Sold 9,000 homes valued at $2.3B and owners saved over $70M in commissions in 2013  1.5 million unique visitors per month

Disciplined Approach to Capital Allocation 20 Conservative Balance Sheet Allocate capital to create value  Strategic acquisitions  Repayment of debt  Returns to shareholders Disciplined Capital Policy Maintain strategic flexibility and adequate access to debt capital markets  Preserve ample liquidity from strong cash flow and committed ABL facility

Q3 2014 Performance Update – Revenues 21 September 28, September 29, September 28, September 29, 2014 2013 % Change 2014 2013 % Change Advertising Retail 114,653$ 126,458$ (9.3%) 353,889$ 392,421$ (9.8%) National 37,652 45,428 (17.1%) 133,528 151,818 (12.0%) Classified 68,537 72,142 (5.0%) 208,591 212,306 (1.7%) Total advertising 220,842 244,028 (9.5%) 696,008 756,545 (8.0%) Circulation 107,511 106,227 1.2% 323,828 319,859 1.2% Other revenue Commercial print and delivery 43,951 44,707 (1.7%) 133,792 142,530 (6.1%) Direct mail and marketing 17,459 17,219 1.4% 52,987 55,990 (5.4%) Other 14,294 11,596 23.3% 43,887 36,226 21.1% Total other revenue 75,704 73,522 3.0% 230,666 234,746 (1.7%) Total operating revenues 404,057$ 423,777$ (4.7%) 1,250,502$ 1,311,150$ (4.6%) ROP 103,709$ 116,146$ (10.7%) 332,198$ 369,302$ (10.0%) Preprints 72,653 79,867 (9.0%) 225,490 246,328 (8.5%) Digital 44,480 48,015 (7.4%) 138,320 140,915 (1.8%) Total advertising 220,842$ 244,028$ (9.5%) 696,008$ 756,545$ (8.0%) Nine Months EndedThree Months Ended (dollars in thousands) (a) Note (a)

Q3 2014 Performance Update – Expenses

(dollars in thousands)	Three Months Ended September 28, 2014	Three Months Ended September 29, 2013	% Change	Nine Months Ended September 28, 2014	Nine Months Ended September 29, 2013	% Change
Compensation	$ 150,762	$ 147,349	2.3%	$ 435,413	$ 445,909	(2.4%)
Circulation distribution	71,408	74,694	(4.4%)	218,340	230,990	(5.5%)
Newsprint and ink	32,839	37,130	(11.6%)	103,836	122,256	(15.1%)
Outside services	30,338	17,907	69.4%	85,487	66,572	28.4%
Corporate allocations (b)	15,882	41,773	(62.0%)	90,497	107,222	(15.6%)
Occupancy	14,758	7,264	*	45,688	21,431	*
Promotion and marketing	14,587	13,679	6.6%	39,153	38,737	1.1%
Outside printing and production	11,975	10,229	17.1%	34,395	32,310	6.5%
Affiliate fees	9,240	8,322	11.0%	27,715	23,366	18.6%
Other general and administrative	37,606	31,252	20.3%	100,673	97,157	3.6%
Depreciation	8,002	5,597	43.0%	13,636	16,567	(17.7%)
Amortization	2,143	1,698	26.2%	5,370	4,998	7.4%
Total operating expenses	$ 399,540	$ 396,894	0.7%	$ 1,200,203	$ 1,207,515	(0.6%)

Note (b)	Three Months Ended September 28, 2014	Three Months Ended September 29, 2013	% Change	Nine Months Ended September 28, 2014	Nine Months Ended September 29, 2013	% Change
Corporate management fee	$ 3,851	$ 8,239	(53.3%)	$ 21,871	$ 20,622	6.1%
Allocated depreciation	1,731	4,836	(64.2%)	11,707	12,482	(6.2%)
Service center support costs	10,108	26,653	(62.1%)	53,492	68,788	(22.2%)
Other	192	2,045	(90.6%)	3,427	5,330	(35.7%)
Total	$ 15,882	$ 41,773	(62.0%)	$ 90,497	$ 107,222	(15.6%)

* Represents positive or negative change in excess of 100%

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GAAP to Non-GAAP Reconciliations

(dollars in thousands, except share data)

	Three Months Ended					LTM
	Sep. 29, 2013	Dec. 29, 2013	Mar. 30, 2014	Jun. 29, 2014	Sep. 28, 2014	Sep. 28, 2014
Net income	$ 18,284	$ 32,691	$ 11,772	$ 15,203	$ (156)	$ 59,510
Income tax expense	8,542	29,656	8,653	10,945	484	49,738
Loss on equity investments, net	216	323	335	294	201	1,153
Gain on investment fair value adjustments	-	-	-	(1,484)	-	(1,484)
Interest expense, (income), net	5	(7)	2	53	3,783	3,831
Reorganization items, net	(164)	231	9	-	205	445
Income from operations	26,883	62,894	20,771	25,011	4,517	113,193
Depreciation and amortization	7,295	6,866	4,346	4,515	10,145	25,872
Allocated depreciation (1)	4,836	4,645	4,781	5,195	1,731	16,352
Corporate management fee	8,239	8,828	9,060	8,960	3,851	30,699
Spin-related and restructuring costs (2)	8,473	17,805	6,726	7,619	8,779	40,929
Litigation settlements/reserves (3)	-	-	-	(867)	3,842	2,975
Stock-based compensation (4)	684	559	697	622	869	2,747
Pension credits (5)	(5,941)	(5,942)	(5,472)	(4,968)	(2,052)	(18,434)
Intercompany rent (6)	-	7,543	8,396	8,394	2,699	27,032
Adjusted EBITDA	$ 50,469	$ 103,198	$ 49,305	$ 54,481	$ 34,381	$ 241,365
Modified affiliate agreement - CareerBuilder (7)	(4,000)	(3,000)	(4,000)	(3,000)	(2,000)	(12,000)
Modified affiliate agreement - Cars.com (8)	(4,000)	(3,000)	(4,000)	(4,000)	(4,000)	(15,000)
Public company costs (9)	(6,000)	(7,000)	(6,000)	(4,000)	-	(17,000)
Rent cost (10)	(7,000)	(7,000)	(7,000)	(7,000)	(2,339)	(23,339)
Pro forma Adjusted EBITDA	$ 29,469	$ 83,198	$ 28,305	$ 36,481	$ 26,042	$ 174,026
Pro forma Adjusted EBITDA Margin (11)	7.0%	17.2%	6.8%	8.5%	6.4%	10.0%
Estimated run-rate cash interest	(5,100)	(5,100)	(5,100)	(5,100)	(5,100)	(20,400)
Estimated cash taxes (40% rate)	(5,100)	(26,800)	(5,400)	(4,100)	(3,500)	(39,800)
Estimated run-rate capital expenditures	(10,000)	(10,000)	(10,000)	(10,000)	(10,000)	(40,000)
Pro forma Adj EBITDA, less interest, taxes and capex	$ 9,269	$ 41,298	$ 7,805	$ 17,281	$ 7,442	$ 73,826
Pro forma Adjusted EBITDA less interest, taxes and capex Per Share (12)	$ 0.36	$ 1.63	$ 0.31	$ 0.68	$ 0.29	$ 2.90

LTM means last twelve months ended September 28, 2014.

See next page for GAAP to Non-GAAP notes.

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Notes: GAAP to Non-GAAP Reconciliations

(1) Allocated depreciation represents depreciation for primarily technology assets that were used by Tribune Publishing prior to the spin-off. As a result of the spin-off, these technology assets were assigned to Tribune Publishing and the related depreciation are included in post-spin operating results.

(2) Spin-related and restructuring costs include costs related to the internal restructuring and the distribution and separation from Tribune Media.

(3) Adjustment to litigation settlement reserve.

(4) Stock-based compensation from grants made under the Tribune Publishing's or Tribune Media's equity compensation plans and is included for comparative purposes.

(5) Pension credits are due to allocations from Tribune Media for Tribune Media's defined benefit. As part of the spin-off, Tribune Media retained this plan. No pension allocations will be made subsequent to the spin-off.

(6) Intercompany rent represents rental expense recorded by Tribune Publishing for facilities owned by Tribune Media and its affiliates pursuant to related party lease agreements. No rent expense for these leases was recorded in the comparable periods in 2013 because although the properties subject to related party leases are legally owned by holding companies controlled by Tribune Media, Tribune Publishing determined that pursuant to the terms of the leases, it maintained forms of continuing involvement with the properties, which, pursuant to ASC Topic 840, "Leases," precluded Tribune Publishing from derecognizing those properties from its consolidated and combined financial statements. As a result, Tribune Publishing continued to account for and depreciate the carrying values of the transferred properties subject to leases until December 1, 2013 when, due to modifications to certain provisions of the leases, Tribune Publishing derecognized the properties from its financial statements and began accounting for these related party operating leases on December 1, 2013. Because of the difference in accounting for the periods presented, intercompany rent expense is added back to net income for the 2014 periods for better comparability between the periods presented. The Company began rent payments effective with the spin-off.

(7) On September 1, 2014, Tribune Publishing began a 5-year modified agreement with CareerBuilder.com.

(8) On October 1, 2014, Tribune Publishing began a 5-year modified agreement with Cars.com.

(9) Subsequent to the spin-off, public company costs replaced allocated corporate management fees and are estimated at $25 million annually. For the second quarter ended June 29, 2014, the Pro forma adjustment is $4 million as approximately $2 million of the public company costs were reflected in operating results.

(10) Subsequent to the spin-off, Tribune Publishing began rent payments to Tribune Media.

(11) Pro forma Adjusted EBITDA Margin is calculated by dividing Pro forma Adjusted EBITDA by GAAP total operating revenues.

(12) Pro forma Adjusted EBITDA less interest, taxes and capex Per Share is calculated by dividing Pro forma Adjusted EBITDA less interest, taxes and capex by 25.4 million shares (outstanding shares at November 5, 2014).

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Appendix

GAAP Income Statement

(dollars in thousands)	Three Months Ended					LTM
	Sep. 29, 2013	Dec. 29, 2013	Mar. 30, 2014	Jun. 29, 2014	Sep. 28, 2014	Sep. 28, 2014
Operating revenue Note (1)						
Advertising	$ 244,028	$ 296,332	$ 233,035	$ 242,131	$ 220,842	$ 992,340
Circulation	106,227	108,756	107,307	109,010	107,511	432,584
Other	73,522	78,869	76,180	78,782	75,704	309,535
Total operating revenues	423,777	483,957	416,522	429,923	404,057	1,734,459
Operating expenses Note (2)						
Cost of sales	245,875	250,627	247,523	246,281	231,566	975,997
Selling, general and administrative	143,724	163,570	143,882	154,116	157,829	619,397
Depreciation	5,597	5,284	2,740	2,894	8,002	18,920
Amortization	1,698	1,582	1,606	1,621	2,143	6,952
Total operating expenses	396,894	421,063	395,751	404,912	399,540	1,621,266
Income from operations	26,883	62,894	20,771	25,011	4,517	113,193
Loss on equity investments, net	(216)	(323)	(335)	(294)	(201)	(1,153)
Gain on investment transaction	-	-	-	1,484	-	1,484
Interest income (expense), net	(5)	7	(2)	(53)	(3,783)	(3,831)
Reorganization items, net	164	(231)	(9)	-	(205)	(445)
Income before income taxes	26,826	62,347	20,425	26,148	328	109,248
Income tax expense	8,542	29,656	8,653	10,945	484	49,738
Net income (loss)	$ 18,284	$ 32,691	$ 11,772	$ 15,203	$ (156)	$ 59,510

LTM means last twelve months ended September 28, 2014.

See two next pages for Note (1) and Note (2)

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Supplemental Revenue Information 27 Note (1) - Quarterly Operating Revenues (dollars in thousands) LTM September 29, 2013 December 29, 2013 March 30, 2014 June 29, 2014 September 28, 2014 September 28, 2014 Advertising Retail 126,458$ 165,934$ 113,341$ 125,895$ 114,653$ 519,823$ National 45,428 61,800 51,003 44,873 37,652 195,328 Classified 72,142 68,598 68,691 71,363 68,537 277,189 Total advertising (1a) 244,028 296,332 233,035 242,131 220,842 992,340 Circulation 106,227 108,756 107,307 109,010 107,511 432,584 Other revenue Commercial print and delivery 44,707 46,986 45,575 44,266 43,951 180,778 Direct mail and marketing 17,219 19,505 17,799 17,729 17,459 72,492 Other 11,596 12,378 12,806 16,787 14,294 56,265 Total other revenues 73,522 78,869 76,180 78,782 75,704 309,535 Total operating revenues 423,777$ 483,957$ 416,522$ 429,923$ 404,057$ 1,734,459$ Note (1a) LTM September 29, 2013 December 29, 2013 March 30, 2014 June 29, 2014 September 28, 2014 September 28, 2014 Advertising ROP (Run of Press) 116,146$ 139,327$ 113,277$ 115,212$ 103,709$ 471,525$ Preprint 79,867 105,544 73,215 79,622 72,653 331,034 Digital 48,015 51,461 46,543 47,297 44,480 189,781 Total advertising 244,028$ 296,332$ 233,035$ 242,131$ 220,842$ 992,340$ Three Months Ended

Supplemental Operating Expense Information

Note (2) - Quarterly Operating Expenses

(dollars in thousands)

	Three Months Ended					LTM
	September 29, 2013	December 29, 2013	March 30, 2014	June 29, 2014	September 28, 2014	September 28, 2014
Compensation	$ 147,349	$ 152,424	$ 143,712	$ 140,939	$ 150,762	$ 587,837
Circulation distribution	74,694	78,321	73,540	73,392	71,408	296,661
Newsprint and ink	37,130	39,940	35,498	35,499	32,839	143,776
Corporate allocations [(2a)]	41,773	33,564	35,159	39,456	15,882	124,061
Promotion and marketing	13,679	13,271	10,063	14,503	14,587	52,424
Affiliate fees	8,322	8,445	9,305	9,170	9,240	36,160
Other (outside services, occupancy costs)	66,652	88,232	84,128	87,438	94,677	354,475
Depreciation and amortization	7,295	6,866	4,346	4,515	10,145	25,872
Total operating expenses	$ 396,894	$ 421,063	$ 395,751	$ 404,912	$ 399,540	$ 1,621,266

Note (2a)

						LTM
	September 29, 2013	December 29, 2013	March 30, 2014	June 29, 2014	September 28, 2014	September 28, 2014
Corporate management fee [(2a-i)]	$ 8,239	$ 8,828	$ 9,060	$ 8,960	$ 3,851	$ 30,699
Allocated depreciation [(2a-ii)]	4,836	4,645	4,781	5,195	1,731	16,352
Shared service centers [(2a-iii)]	26,653	18,699	20,285	23,099	10,108	72,191
Other [(2a-iii)]	2,045	1,392	1,033	2,202	192	4,819
Total corporate allocations	$ 41,773	$ 33,564	$ 35,159	$ 39,456	$ 15,882	$ 124,061

(2a-i) Corporate management fee replaced by public company costs post-spin.

(2a-ii) Allocated depreciation becomes a part of Depreciation and Amortization post-spin.

(2a-iii) Shared service center and Other corporate allocations become direct costs spread across Compensation (60%) and other general & administrative costs (40%) post-spin.

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